Exhibit 10.23

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

1st AMENDMENT TO MANUFACTURING DEVELOPMENT AND SCALE-UP AGREEMENT

1st AMENDMENT TO MANUFACTURING DEVELOPMENT AND SCALE-UP AGREEMENT, (“1st Amendment”) effective as of May 25, 2017 (“Effective Date”), by and between Chasm Technologies, Inc., a Massachusetts corporation (“Chasm”) having a place of business at 85 Wagon Rd, Westwood, MA 02090; B&D Holdings, Inc., a Massachusetts corporation (“B&D”) having a place of business at 85 Wagon Rd, Westwood, MA 02090; and Liquidia Technologies, Inc, a Delaware corporation (“Liquidia”), having a place of business at Suite 100, 419 Davis Drive, Durham, NC  27713. For simplicity, Chasm and B&D may be collectively referred to herein as B&D.

WITNESSETH:

WHEREAS, Liquidia and Chasm Technologies, Inc., (“Chasm”) have entered into a Manufacturing Development and Scale-up Agreement having an effective date of March 19, 2012 (“Agreement”);

WHEREAS, Chasm assigned the Agreement, in part, to B&D on or after January 22, 2014, with written consent of Liquidia dated January 22, 2014, and May 13, 2014.

WHEREAS; Chasm, B&D and Liquidia now wish to amend the Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, the parties hereto agree as follows:

1.                                      The monthly installment payment mechanism of the Phase III Initiation payment of [***] ($[***]) dollars is hereby deleted in its entirety and replaced with the following payment mechanism:

Liquidia shall pay B&D (i) [***] ($[***]) dollars upon execution of this 1st Amendment; (ii) [***] ($[***]) dollars upon the first dosing of the first patient in the first Phase III clinical trial using a Product (“Phase III Initiation”); and (iii) [***] ($[***]) dollars no later than December 31, 2018.

2.                                      Liquidia hereby agrees to accelerate [***] ($[***]) dollars of the remaining Cumulative Royalties to become due and payable upon the first approval of Liquidia’s first new drug application (“NDA”) (“Additional Advanced Minimum Royalty”).

3.                                      For clarity, cumulatively the Advanced Minimum Royalties, Additional Advanced Minimum Royalty, Sales Royalty and License Fee paid under the Agreement and this 1st Amendment shall not exceed the Cumulative Royalties of [***] ($[***]) dollars as defined in the Agreement. For further clarity, upon full payment of (i) the Advanced Minimum Royalties, which includes the previously paid-in-full Partial Prepayment of Future Royalties of [***] ($[***]) dollars and the

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Phase III Initiation payment herein, and (ii) the Additional Advanced Minimum Royalty, the remaining Cumulative Royalties under the Agreement equals [***] ($[***]) dollars.

4.                                      This 1st Amendment shall be governed by and interpreted according to the laws of the State of Delaware without regard for any choice or conflict of laws rule or provision.

5.                                      In the event any provision of this 1st Amendment, in whole or in part, is determined to be invalid or unenforceable by a court of competent jurisdiction such provision shall be replaced, to the extent possible, with a provision which accomplishes the original business purpose and intent of the invalid or unenforceable provision. The remainder of this 1st Amendment will remain unaffected and in force.

IN WITNESS WHEREOF, the parties hereto have executed this 1st Amendment to Manufacturing Development and Scale-up Agreement by their duly authorized officers or representatives.

CHASM TECHNOLOGIES, INC.		LIQUIDIA TECHNOLOGIES, INC.

BY:	/s/ Robert F. Praino Jr	BY:	/s/ Shawn Glidden
Name:	Robert F. Praino Jr	Name:	Shawn Glidden
Title:	Co-Founder, Sec/Treas	Title:	VP Legal Affairs & Secretary

B&D HOLDINGS, INC.

BY:	/s/ Robert F. Praino Jr
Name:	Robert F. Praino Jr
Title:	Co-Founder, Sec/Treas